SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant / /

Filed by a party other than the registrant /X/

Check the appropriate box:

         / /    Preliminary Proxy Statement
         / /    Confidential, for Use of the Commission Only (as permitted by
                Rule 14a-6(e)2))
         / /    Definitive Proxy Statement
         /X/    Definitive Additional Materials
         / /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12



--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


             THE COMMITTEE TO REVITALIZE DOMINION BRIDGE CORPORATION
--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



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         (4)      Date Filed:

                           DOMINION BRIDGE CORPORATION
                              SECOND SHAREHOLDERS'
                               INFORMATION MEETING


                                The Harvard Club
                                  July 16, 1997
                                      3 PM

                   The Committee to Revitalize Dominion Bridge

                         MARENGERE'S & MATOSSIAN REWARDS
                                     AGAINST
                               SHAREHOLDERS LOSSES

                              M&M VS. STOCKHOLDERS

                                   STOCK PRICE



                                 [CHART OMITTED]

                 FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISKS

     The following presentation contains certain forward-looking statements.
      Such forward-looking statements involve both known and unknown risks, uncertainties, and other factors that may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance or achievements of
                    the Company expressed or implied in such
                           forward-looking statements.

                   The Committee to Revitalize Dominion Bridge


                            SHAREHOLDERS' INFORMATION
                                 MEETING AGENDA

         I.       Business Plan:
                  -        1.       Stop Losses in North America.
                  -        2.       Add New Senior Management, Full
                                    Service Capabilities and New
                                    Business.

                  -        3.       Acquire Balance of MDC IF AND
                                    WHEN APPROPRIATE.

                  -        4.       Finance needs Sequentially At Lowest Cost.


                                    The Committee To Revitalize Dominion Bridge

                            SHAREHOLDERS' INFORMATION
                           MEETING AGENDA (CONTINUED)

         II.      Where Do We Go From Here?
                  1.       ITS THE PROXY, STUPID! VOTE!
                           Other Issues Are Secondary.

                  2.       Contingent Value Rights ("CVRs").

                  3.       Legal Issues: New By-Laws Are Legal


                   The Committee To Revitalize Dominion Bridge

                        THE PROBLEM: STOP THE BLEEDING IN
                                  NORTH AMERICA

                  o Cash Hemorrhaging From Marengere and The Board Running This Company!

                           -        1996 North American Loss: ($15.3) mm

                           -        1997 North American Loss Est.:  ($16.7) mm

                                    o OVER $1 MILLION COSTS OF MARENGERE AND THE
                                    BOARD  SPENT TO FIGHT  SHAREHOLDERS  AND THE
                                    COMMITTEE.
                                    o EST.  $7.5  MILLION  WRITE-DOWN  OF ASSETS
                                    CARRIED   AT   CORPORATE   OFFICE  TO  THEIR
                                    REALIZABLE VALUE.


                   The Committee To Revitalize Dominion Bridge

                                  THE PROBLEM:
                       MARENGERE'S AND THE BOARDS' RESULTS


($000,000)

                  Under Current Management
                  -------------------------------------------------------------------------
                  1995         1996                                     1997 Est
                  --------     ------------------------------           ------------------------------
                                                                                                                   3 Years
                    Total        N. Am         MDC          Total         N. Am         MDC          Total          N. Am
                -----------------------------------------------------------------------------------------------  -----------
Revenues           $155.8       $227.1       $135.5        $362.6        $308.0       $305.0        $613.0         $690.9

Gross Profit         19.6         19.2         19.7          39.0          27.3         41.2          68.5           66.1
                ------------------------------------------------------------------------------------------------------------
EBITDA                4.2        (10.4)        10.6           0.3         (11.6)        19.2           7.6          (17.8)

EBIT                  4.3         (8.3)         7.6          (0.7)        (13.3)        12.9          (0.4)         (17.3)
                ------------------------------------------------------------------------------------------------------------
Net Inc.              2.2        (10.1)         6.8          (3.4)        (15.8)         8.9          (6.9)         (23.7)

Min Int/Pfd           0.2          5.2          1.4           6.6                        2.8           2.8            5.4

Net Inc-CS            2.0        (15.3)         5.4          (9.9)        (15.8)         6.1          (9.7)         (29.1)
                ============================================================================================================

                       The Committee To Revitalize Dominion Bridge

                                STEP #1 SOLUTION

         o        Reduce Corporate Overhead to $6 million From $14 million
                  Current Rate.

         o        Stop Operating Losses at Lachine (Montreal) Facility.

         o Eliminate and Recover All Corporate Funds Improperly Spent - ILL-GOTTEN GAINS.

                   The Committee To Revitalize Dominion Bridge

                                STEP #2 SOLUTION:
                            ACTIONS FOR NORTH AMERICA

         o        Add New Senior Management;

         o        Create Full Service Capabilities;

         o        Secure Higher Margin New Business; and

         o        Increased Revenues of Existing Subsidiaries From Vertical
                  Integration.

                   The Committee To Revitalize Dominion Bridge

                       STEP #2 ACCOMPLISHED BY ACQUISITION
                     OF FIRSTKEY PROJECT TECHNOLOGIES, INC.

         o        Specializes In Design-Build Systems;
         o        Design-Build (Turnkey) Management Team Since '79 From
                  Roche Group, Bracknell Corp. and Bennett & Wright;
         o        Markets - Canada, Offshore and International;
         o        Aligned With EDC of Canada for International Financing;
         o        By 2001, Neat 50% of Non-Residential Construction in No. Am.
                  Delivered by Design-Build Methods;
         o Brings Projected Work of Approximately US $600 million by End of Year (Now $150 million backlog); and
         o        Additional Direct Business to DBI, Davie and SB.

                   The Committee To Revitalize Dominion Bridge

                         BRACKNELL FINANCIAL HIGHLIGHTS

FOR THE YEARS ENDED OCTOBER 31 (millions of dollars, except per share)

                         1987           1988          1989          1990           1991            1992           1993
                       --------------------------------------------------------------------------------------------------
Revenue                  $90.0        $157.0        $153.6        $174.1          $202.2         $223.7          $190.9
Operating Income         (20.0)         15.0           5.8           7.3            11.3           17.1             9.4
Net income               (20.0)         15.0           5.0           7.9            10.5           10.1             7.1
Backlog                   40.0          96.0         120.0         133.0           147.9          205.2           202.5
Total assets               2.0           2.1          56.0          73.7            77.1          107.9           126.0
Shareholders' equity       1.5           1.5           8.1          16.0            17.9           45.5            73.1
Net income per share      $--           $0.84         $0.18         $0.29           $0.42          $0.48           $0.29
Average common shares     12.6          12.6          15.0          15.2            17.0           21.3            24.9
                       ---------------------------------------------------------------------------------------------------
                                                        Share price in 1987 = $0.58; in 1993 = $9.50

1993 Highlights Bracknell Corporation
o Year end backlog $202.5 million. First year of backlog exceeds prior year's comparable by 8%.
o Year end cash and short-term investments of $38.3 million and no funded debt
o Raised $20.4 million of capital and increase shareholders' equity to $73.1 million ($2.78 per share)
o        Increased revenue in a steady stream from $90 million to $223 million
o        Managed the fall in commercial construction sector starting in 1993
o        Expanded The State Group's multi-trade capability every year
o Capitalized Bracknell operating units as separate legal entities, resulting in liability containment, bonding maximization, marketing and operational differentiation
o        Capitalized on privatization awards
o        Our five year plan paid off.
o        TSE top 100 company

                   The Committee To Revitalize Dominion Bridge

                         PROPOSED ORGANIZATION STRUCTURE

                                 [CHART OMITTED]

                       FINANCIAL EFFECTS OF STEPS # 1 & 2

Dominion Bridge Corporation

($000,000)                          North American Operations - Includes FirstKey
                                  ------------------------------------------------------------------------------------------
                                    Current Management                                       The Committee
                                    ---------------------------------------------            -------------------------------


                                          1995               1996              1997E              1998E               1999

Sales                                    $155.8             $227.1             $308.0             $574.0              $930.0
                                  ---------------------------------------------------------------------------------------------
Gross Profits                              19.6               19.2               27.3               69.2               116.2

                             As %          12.6%             8.5%               8.9%              12.1%               12.5%

EBITDA                                      4.2              (10.4)             (11.6)              20.5                49.0

                             As %           2.7%            -4.6%                  -3.8%           3.6%                5.3%



EBT                                         3.9              (10.5)             (17.7)              12.9                42.9

Net Income                                  2.2              (10.2)             (16.7)

Net Income For CS                           2.0              (15.3)             (16.7)               9.7                29.2
                                  =============================================================================================
                             As %           1.3%            -6.7%                  -5.4%           1.7%                3.1%



                   The Committee To Revitalize Dominion Bridge

                               STEP # 3 SOLUTION:
                               ACQUISITION OF MDC

         o        Rationalize Dominion Bridge's Corporate Finance;
         o        MDC is Currently Only A Portfolio Investment;
                  Transaction Must:

                  -        Be Non-Dilutive to DBCO Shareholders;

                  -        Within the Breakpoint Defined By:

                           o        MDC Present and Future Earnings
                                    Power to DBCO;
                           o        Price (Cost) to Achieve 90%;
                           o        Financing Cost and Structure; and
                           o        Prevailing Exchange Rates.

                   The Committee To Revitalize Dominion Bridge

                     STEP # 4: FINANCE NEEDS SEQUENTIALLY AT
                                   LOWEST COST
                                FINANCING PHASE 1

         o        Assess Situation Immediately;
         o        Determine Working Capital Needs: $20 - $25 million;
         o Confident That Can Finance Majority On Asset-Backed Basis With Canadian US Financial Institutions;
         o Committee Approached By Interested Institutions Who "Want to Bank the New Team."
         o        No Financing Expected Until Control Issue Resolved.


                   The Committee To Revitalize Dominion Bridge

                                FINANCING PHASE 2

         o        FirstKey Acquisition Predominately FINANCED BY EARNOUT;

         o        FirstKey is EPS Accretive - HIGHLY ANTI-DILUTIVE

         o FirstKey Business Is HIGHLY CASH FLOW POSITIVE - Contributes to Operational Cash


                   The Committee To Revitalize Dominion Bridge

                                    FINANCING
                               PHASE 3: MDC SHARES

         o        MDC Acquisition IS NOT TIME SENSITIVE;

         o Earnings and EBITDA in North America Restored by FirstKey acquisition;

         o        No Need For Financing Until Time and Conditions Are Right
                  For DBCO!

         o        Closely Integrate MDC in Meantime.

                   The Committee To Revitalize Dominion Bridge

                                STEPS 1, 2, 3 & 4
                                   ACCOMPLISH

         o        New Management To DBCO Team

                  - John Kuhns, Ken Mariash, John Dutton, Clarence Boudreau, Richard Morency, and John Perry
                           (Trevor Morgan of MDC To Be Invited On
                           DBCO Board), to be compensated based on
                           performance.
         o Delivery of Turn Key Capabilities and Revenue Growth Through Vertical Integration;
         o        A Properly Accounted For and Financed Organization; and
         o        A True Bottom Line.

                   The Committee To Revitalize Dominion Bridge

                          II. WHERE DO WE GO FROM HERE?

         o        Status of Proxy;

         o        Contingent Value Rights (CVRs);

         o        Legal Questions;


                   The Committee To Revitalize Dominion Bridge

                                   IN SUMMARY

         o        Where Is Dominion Bridge Today?

         o        Where Can Dominion Bridge Be Tomorrow?

         o        THE ANSWER IS YOURS!

         O        YOUR VOTE AND YOUR CONTRIBUTION DETERMINE THE
                  ANSWER.


                   The Committee To Revitalize Dominion Bridge